Exhibit 10.3


                           1996 INCENTIVE STOCK OPTION PLAN
                                          OF
                              INITIAL ACQUISITION CORP.


                    1.   Purpose.  The purpose of this Plan is to advance
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          the interests of the Company by encouraging and enabling the acquisition of a larger personal proprietary interest in the Company by key employees and directors of, and consultants to, the Company and its Subsidiaries, if any, upon whose judgment and keen interest the Company is largely dependent for the successful conduct of its operations. It is anticipated that the acquisition of such proprietary interest in the Company will stimulate the efforts of such key employees, directors and consultants on behalf of the Company and its Subsidiaries, if any, and strengthen their desire to remain with the Company and its Subsidiaries, if any. It is also expected that the opportunity to acquire such a proprietary interest will enable the Company and its Subsidiaries, if any, to attract desirable personnel and consultants.

                    2.   Definitions.  When used in this Plan, unless the
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          context otherwise requires:

                         (a) "Board" shall mean the Board of Directors of the Company, as constituted at any time.

                         (b) "Chairman" shall mean the person who at the time shall be Chairman of the Board.

                         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                         (d)  "Committee" shall mean the Committee
                              hereinafter described in Section 3.

                         (e) "Company" shall mean Initial Acquisition Corp., a Delaware Corporation.

                         (f)  "Delaware Act" shall mean the Delaware
                              General Corporation Law, as from time to time amended.

                         (g) "Director" shall mean any person who shall from time to time serve as a member of the Board of Directors of the Company.

                         (h) "Effective Date" shall mean the date of the consummation of the merger of Hollis-Eden, Inc., a Delaware corporation, with and into the Company.

                         (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as from time to time amended.

                         (j) "Fair Market Value" on a specified date shall mean the closing price at which one Share is traded on the Nasdaq National Market, or, if the Shares are not listed on the Nasdaq National Market, the closing price at which one Share is traded on the stock exchange, if any, on which Shares are primarily traded, or, if the Shares are not listed on a stock exchange, the average of the bid and ask closing prices at which one Share is traded on the over-the-counter market, as reported on the National Association of Security Dealers Automated Quotation System, but, in any case, if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or, if none of the above are applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.

                         (k)  "Independent Director" shall mean any
                              Director who is not also an employee of the Company or any Subsidiary.

                         (l)  "Options" shall mean the stock options
                              granted pursuant to this Plan.

                         (m) "Participant" shall mean any person to whom an Option shall have been granted under this Plan.

                         (n) "Plan" shall mean this 1996 Incentive Stock Option Plan of the Company, as adopted by the Board on November 1, 1996, as such Plan from time to time may be amended.

                         (o) "President" shall mean the person who at the time shall be the President of the Company.

                         (p) "Securities Act" shall mean the Securities Act of 1933, as amended.

                         (q) "Share" shall mean a share of common stock, par value $.01 per share, of the Company.

                         (r) "Subsidiary" shall mean any corporation or partnership 50% or more of whose stock having general voting power or, in the case of a partnership, equity securities is owned by the Company or by another Subsidiary of the Company.

                    3.   Committee.  The Plan shall be administered by a
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          Committee which shall consist of two or more Independent
          Directors each of whom is a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) under the Exchange Act (including the provisions of Rule 16b-3(d)(3) as in effect on April 30,
          1991). The members of the Committee shall be selected by the Board. Any member of the Committee may resign by giving written notice thereof to the Board, and any member of the Committee may be removed at any time, with or without cause, by the Board. If, for any reason, a member of the Committee shall cease to serve, the vacancy shall be filled by the Board. The Committee shall establish such rules and procedures as are necessary or advisable to administer the Plan.

                    4.   Participants.  The class of persons who are
                         ------------
          potential recipients of Options granted under this Plan consist of the (i) Independent Directors (other than members of the Committee), (ii) key employees of the Company or any Subsidiary and (iii) consultants and advisors to the Company or any Subsidiary, in each case, as determined by the Committee. The key employees and consultants to whom Options are granted under this Plan, and the number of Shares subject to each such Option, shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of this Plan. Employees to whom Options may be granted include key employees who are also Directors. No Independent Director who is a member of the Committee may be granted an Option while serving as such or during the one-year period prior to serving as such, other than in accordance with Section 12.

                    5.   Shares.  The Committee may, but shall not be
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          required to, grant, in accordance with this Plan, Options to purchase an aggregate of up to 1,000,000 Shares, which may be either Shares held in treasury or authorized but unissued Shares.

                    At the time an Option is granted, the Committee may, in its sole discretion, designate whether such Option (a) is to be considered as an incentive stock option within the meaning of
          Section 422 of the Code, or (b) is not to be treated as an incentive stock option for purposes of this Plan and the Code.
          No Option which is intended to qualify as an incentive stock option shall be granted under this Plan to any individual who, at the time of such grant, is not an employee of the Company or a Subsidiary.

                    Notwithstanding any other provision of this Plan to the contrary, to the extent that the aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Options which are designated as incentive stock options, and any other incentive stock options, granted to an employee (under this Plan, or any other incentive stock option plan maintained by the Company or any Subsidiary that meets the requirements of Section 422 of the Code) first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Options which are not incentive stock options.
          Options with respect to which no designation is made by the Committee shall be deemed to be incentive stock options to the extent that the $100,000 limitation described in the preceding sentence is met. This paragraph shall be applied by taking options into account in the order in which they are granted.

                    If any Option shall expire, be canceled or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto may again be made subject to Options under the Plan.

                    Nothing herein contained shall be construed to prohibit the issuance of Options at different times to the same
          Participant.

                    The form of Option shall be determined from time to time by the Committee. A certificate of Option signed by the Chairman or the President or any Vice President of the Company, attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary of the Company, shall be issued to each Participant. The certificate of Option for an Option shall be legended to indicate whether or not the Option is an incentive stock option.

                    6.   Price.  The price per share of the Shares to be
                         -----
          purchased pursuant to the exercise of any Option shall be fixed by the Committee at the time of grant; provided, however, that the purchase price per share of the Shares to be purchased pursuant to the exercise of an incentive stock option shall not be less than the Fair Market Value of a Share on the day on which the Option is granted.

                    7.   Duration of Options.  The duration of any Option
                         -------------------
          granted under this Plan shall be fixed by the Committee in its sole discretion; provided, however, that no Option shall remain in effect for a period of more than ten years from the date upon which the Option is granted.

                    8.   Ten Percent Stockholders.  Notwithstanding any
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          other provision of this Plan to the contrary, no Option which is intended to qualify as an incentive stock option may be granted under this Plan to any employee who, at the time the Option is granted, owns shares possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or a Subsidiary, unless the exercise price under
                                          ------
          such Option is at least 110% of the Fair Market Value of a Share on the date such Option is granted and the duration of such Option is no more than five years.

                    9.   Consideration for Options.  Subject to the
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          requirements of the Delaware Act, the Company shall obtain such consideration for the grant of an Option as the Committee in its discretion may request.

                    10.  Non-transferability of Options.  Options and all
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          rights thereunder shall be non-transferable and non-assignable by
          Participants, except to the extent that the estate of a deceased Participant may be permitted to exercise them. A Participant is required to notify the Company if he or she disposes of Shares acquired pursuant to exercise of an incentive stock option within two years after the date such option was granted or within one year of the date such option was exercised.

                    11.  Exercise of Options.  An Option, after the grant
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          thereof, shall be exercisable by the Participant at such rate and times as may be fixed by the Committee; provided, however, that no Option may be exercised in part or in full prior to the approval of the Plan by the stockholders of the Company as provided in Section 18, and no Option may be exercised until at least six months after the date upon which the Option was granted.

                    Notwithstanding the foregoing, all or any part of any remaining unexercised Options granted to any Participant (other than a member of the Committee) may be exercised in the following circumstances (but in no event during the six-month period commencing on the date granted): (a) immediately upon (but prior to the expiration of the term of the Option) the Participant's retirement from the Company and all Subsidiaries on or after his 65th birthday, (b) subject to the provisions of Section 13 hereof, upon the disability (to the extent and in a manner as shall be determined by the Committee in its sole discretion) or death of the Participant, (c) upon the occurrence of such special circumstances or events as in the opinion of the Committee merits special consideration, or (d) if, while the Participant is employed by, or serving as a Director or consultant of the Company or a Subsidiary, there occurs a Change in Control. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if either (i) after the Effective Date, any person (within the meaning of Section 13(d) and 14(d)(2) of the Exchange
          Act) becomes, without the approval of the Board, the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities representing 30% or more of the combined voting power of the Company; (ii) the stockholders of the Company approve either (A) an agreement to merge or consolidate in a transaction in which the Company is not the surviving entity, (B) an agreement to sell or dispose of all or substantially all of the Company's assets, or (C) a plan to liquidate the Company, unless the Board determines that Options will not vest upon an event described in (A), (B) or (C); or (iii) during any period of two consecutive years, individuals constituting at least a majority of the Board at the beginning of such period cease to constitute a majority thereof, unless the election or nomination for election by the Company's stockholders of each new Director was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such period.

                    An Option shall be exercised by the delivery of a written notice duly signed by the Participant to such effect, together with the Option certificate and the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Chairman or an officer of the Company appointed by the Chairman for the purpose of receiving the same. Payment of the full purchase price shall be made as follows: in cash; by check payable to the order of the Company; by delivery to the Company of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option; or by such other methods as the Committee may permit from time to time; provided, however, that a Participant may not use any Shares acquired pursuant to the exercise of an option granted under this Plan or any other stock option plan maintained by the Company or any Subsidiary unless the holder has beneficially owned such Shares for at least six months. No Option may be granted pursuant to the Plan or exercised at any time when such Option, or the granting, exercise or payment thereof, may result in the violation of any law or governmental order or regulation. The Plan is intended to comply with Rule 16b-3 under the Exchange Act. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

                    Within a reasonable time after the exercise of an Option, the Company shall cause to be delivered to the Participant a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Company shall also cause to be delivered to the Participant a new Option certificate in replacement of the certificate surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available for exercise, or the original Option certificate shall be endorsed to give effect to the partial exercise thereof.

                    In the event that the holder of an Option which is an incentive stock option disposes of any Shares purchased pursuant to the exercise of such Option in a "disqualifying disposition" (within the meaning of Section 421 of the Code) within two years from the date of grant of such Option or one year from the date of exercise of such Option, such holder shall notify the Company of such disposition.

                    12.  Grants of Options to Members of the Committee.
                         ---------------------------------------------
          Each Director who is a member of the Committee shall be granted Options (x) upon the effective date of his initial appointment as a member of the Committee ("Initial Options") and (y) on January
          1 of each calendar year ("Annual Options"), which Options shall be non-incentive stock options; provided, however, that such
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          Options shall only be granted to such person if he is a member of the Committee on the date such Option is to be granted and such Options (or portion thereof) shall not be granted if, in the opinion of counsel to the Company, the grant of such Options (or portion thereof) would be improper. Each Initial Option shall entitle such Director to purchase o Shares at a purchase price per share equal to the Fair Market Value of a Share on the date of grant. Each Annual Option shall entitle such Director to purchase o Shares at a purchase price per share equal to the Fair Market Value of a Share on the date of grant. Each Initial
          Option and Annual Option shall have a duration of ten years from the date of grant and shall become exercisable six months after the date upon which the Option was granted. Any Option granted pursuant to this Section 12, to the extent unexercised, shall terminate immediately upon the holder's ceasing to serve as a Director of the Company, except that the holder shall have until three months following the cessation of such service to exercise any unexercised Option that he or she could have exercised on the day on which such service terminated; provided that such exercise must be accomplished prior to the expiration of the term of such Option; and provided, further, however, that such three-month
                      --------  -------  -------
          period is extended to one year in the event that the holder's cessation of service is due to permanent disability (within the meaning of Section 22(e)(3) of the Code), or to death, in which case the estate or the heirs of the holder may exercise such Option. Notwithstanding the preceding, if the service of any holder of an Option granted pursuant to this Section 12 shall be terminated because of the holder's (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary, then all such unexercised Options of the holder shall terminate immediately upon such termination of the holder's service. A Director may elect to decline the grant of any Option which otherwise would be granted pursuant to this Section 12 by notifying the Committee prior to the date of the grant of such Option, in which case the Director shall not receive anything in lieu of such Option (either at the time of such election or at any time thereafter).

                    Upon the exercise of any Option granted pursuant to this Section 12, payment of the full purchase price shall be made in cash, by check payable to the order of the Company, or by delivery to the Company of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option; provided, however, that a holder may not use any Shares acquired pursuant to the exercise of an option granted under this Plan or any other stock option plan maintained by the Company or any Subsidiary unless the holder has beneficially owned such Shares for at least six months.

                    Notwithstanding any other provision of the Plan to the contrary, the provisions of this Section 12 shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder.

                    13.  Termination of Employment or Service.  All or any
                         ------------------------------------
          part of any Option, to the extent unexercised, shall terminate immediately upon (i) the cessation or termination for any reason of the Participant's employment by or consulting arrangements with the Company and all Subsidiaries and (ii) the Participant's ceasing to serve as a Director of the Company and as a Director of all Subsidiaries, except that the Participant shall have until the three months following the cessation of his employment or consulting arrangement with the Company and Subsidiaries or his service as a Director, and no longer, to exercise any unexercised Option that such Participant could have exercised on the day on which such employment, consulting arrangement or service terminated; provided that such exercise must be accomplished prior to the expiration of the term of such Option. Notwithstanding the foregoing, if the cessation of employment, consulting arrangement or service is due to disability (to an extent and in a manner as shall be determined in each case by the Committee in its sole discretion) or to death, the Option holder or the representative of the estate or the heirs of a deceased Participant shall have the privilege of exercising the Options which are unexercised at the time of such retirement or of such disability or death; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option and within one year of the Participant's disability or death, as the case may be. If the employment, consulting arrangement or service with the Company or a Subsidiary shall be terminated because of the Participant's violation of the duties of such employment, consulting arrangement or service with the Company or a Subsidiary as he or she may from time to time have, the existence of which violation shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive) all unexercised Options of such Participant shall terminate immediately upon such termination of such Participant's employment, consulting arrangement or service with the Company and all Subsidiaries, and a Participant whose employment, consulting arrangement or service with the Company and Subsidiaries is so terminated, shall have no right after such termination to exercise any unexercised Option he or she might have exercised prior to the termination of his or her employment, consulting arrangement or service with the Company and Subsidiaries.

                    Nothing contained herein or in the Option certificate shall be construed to confer on any employee, Director (including an Independent Director), or consultant any right to be continued in the employ of the Company or any Subsidiary, to continue serving as a Director of the Company or of a Subsidiary or as a consultant to the Company or any Subsidiary, as the case may be, or derogate from any right of the Company or any Subsidiary to request the resignation of or discharge such employee, Director or consultant (without or with pay), at any time, with or without cause.

                    14.  Adjustment of Optioned Shares.  If prior to the
                         -----------------------------
          complete exercise of any Option there shall be declared and paid a distribution payable in Shares upon the Shares of the Company or if the Shares of the Company shall be split up, converted, exchanged, reclassified, or in any way substituted for, the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or other property subject to the terms of the Option to which such holder should have been entitled had such holder actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution; and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder. Any fractional shares or securities payable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Options remain to be issued, or with respect to which Options may be reissued, shall be adjusted in a similar manner.

                    Notwithstanding any other provision of the Plan, in the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding Shares, the Committee may make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Options as it shall deem appropriate to prevent dilution or enlargement of rights.

                    15.  Issuance of Shares and Compliance with Securities
                         -------------------------------------------------
          Act.  The Company may postpone the issuance and delivery of
          ---
          Shares upon any exercise of an Option until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Company of the same class are then listed, and (b) the completion of such registration or other qualification of such Shares under any State or Federal law, rule or regulation as the Company shall determine to be necessary or advisable. Any Participant exercising an Option shall make such representations and furnish such information as may, in the opinion of counsel of the Company, be appropriate to permit the Company, in the light of the then existence or non-existence with respect to such Shares of an effective registration statement under the Securities Act, to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Company shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the exercise of an Option, or may issue stop transfer orders in respect thereof.

                    16.  Income Tax Withholding.  If the Company or a
                         ----------------------
          Subsidiary shall be required to withhold any amounts by reason of any Federal, State or local tax rules or regulations in respect of the issuance of Shares pursuant to the exercise of such Option, the Company or the Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the holder of such Option. In any event, a holder with respect to whom any such withholding requirement exists shall make available to the Company or Subsidiary, promptly when requested by the Company or such Subsidiary, sufficient funds to meet the requirements of such withholding; and the Company or Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company or Subsidiary out of any funds or property due or to become due to the holder of such Option.

                    17.  Administration and Amendment of the Plan.  Except
                         ----------------------------------------
          as hereinafter provided, the Board or the Committee may amend or terminate the Plan and any Options at any time or from time to time; provided, however, that any amendment that would (i)
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          increase the maximum number of Shares as to which Options may be granted under the Plan, or (ii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to approval by the stockholders of the Company. No amendment may adversely affect the rights of any Participant under an Option granted prior to such amendment, unless the Participant consents thereto. In addition, no amendment may be made that would result in the disqualification of any incentive stock option as an "incentive stock option" within the meaning of
          Section 422 of the Code.

                    Determinations of the Committee as to any question which may arise with respect to the interpretation of the provisions of the Plan and Options shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Options effective or provide for their administration, and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose.

                    18.  Effective Date of the Plan.  This Plan is
                         --------------------------
          conditioned upon its approval by the stockholders of the Company on or before November 1, 1997.

                    19.  Final Issuance Date.  No Option shall be granted
                         -------------------
          under the Plan after November 1, 2006.